Exhibit 24.1

                               POWER OF ATTORNEY


                  I, John B. Bernhardt, hereby constitute and appoint, Lawrence
N. Smith and Eleanor J. Whitehurst, as my true and lawful attorneys-in-fact, either of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Resource Bankshares Corporation (the "Registrant"), to execute any and all instruments as such attorneys, or either of them, may deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form S-8 relating to the Registrant pursuant to the Virginia Bankers Association Master Defined Contribution Plan for Resource Bank, the 1993 Long-Term Incentive Plan, the 1994 Long-Term Bank Director Incentive Plan and the 1996 Long-Term Incentive Plan, and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

                  I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

                  WITNESS the execution hereof this 25th day of June, 1998.



                                              /s/John B. Bernhardt
                                              --------------------
                                              Signature

                               POWER OF ATTORNEY


                  I, Thomas W. Hunt, hereby constitute and appoint, Lawrence N. Smith and Eleanor J. Whitehurst, as my true and lawful attorneys-in-fact, either of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Resource Bankshares Corporation (the "Registrant"), to execute any and all instruments as such attorneys, or either of them, may deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form S-8 relating to the Registrant pursuant to the Virginia Bankers Association Master Defined Contribution Plan for Resource Bank, the 1993 Long-Term Incentive Plan, the 1994 Long-Term Bank Director Incentive Plan and the 1996 Long-Term Incentive Plan, and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

                  I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

                  WITNESS the execution hereof this 25th day of June, 1998.



                                                  /s/ Thomas W. Hunt
                                                  ------------------
                                                  Signature

                               POWER OF ATTORNEY


                  I, Alfred E. Abiouness, hereby constitute and appoint, Lawrence N. Smith and Eleanor J. Whitehurst, as my true and lawful attorneys-in-fact, either of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Resource Bankshares Corporation (the "Registrant"), to execute any and all instruments as such attorneys, or either of them, may deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form S-8 relating to the Registrant pursuant to the Virginia Bankers Association Master Defined Contribution Plan for Resource Bank, the 1993 Long-Term Incentive Plan, the 1994 Long-Term Bank Director Incentive Plan and the 1996 Long-Term Incentive Plan, and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

                  I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

                  WITNESS the execution hereof this 25th day of June, 1998.



                                               /s/ Alfred E. Abiouness
                                               -----------------------
                                               Signature

                               POWER OF ATTORNEY


                  I, Louis R. Jones, hereby constitute and appoint, Lawrence N. Smith and Eleanor J. Whitehurst, as my true and lawful attorneys-in-fact, either of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Resource Bankshares Corporation (the "Registrant"), to execute any and all instruments as such attorneys, or either of them, may deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form S-8 relating to the Registrant pursuant to the Virginia Bankers Association Master Defined Contribution Plan for Resource Bank, the 1993 Long-Term Incentive Plan, the 1994 Long-Term Bank Director Incentive Plan and the 1996 Long-Term Incentive Plan, and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

                  I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

                  WITNESS the execution hereof this 25th day of June, 1998.



                                                    /s/ Louis R. Jones
                                                    ------------------
                                                    Signature

                               POWER OF ATTORNEY


                  I, A. Russell Kirk, hereby constitute and appoint, Lawrence N. Smith and Eleanor J. Whitehurst, as my true and lawful attorneys-in-fact, either of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Resource Bankshares Corporation (the "Registrant"), to execute any and all instruments as such attorneys, or either of them, may deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form S-8 relating to the Registrant pursuant to the Virginia Bankers Association Master Defined Contribution Plan for Resource Bank, the 1993 Long-Term Incentive Plan, the 1994 Long-Term Bank Director Incentive Plan and the 1996 Long-Term Incentive Plan, and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

                  I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

                  WITNESS the execution hereof this 25th day of June, 1998.



                                                     /s/ A. Russell Kirk
                                                     -------------------
                                                     Signature

                               POWER OF ATTORNEY


                  I, Elizabeth A. Twohy, hereby constitute and appoint, Lawrence
N. Smith and Eleanor J. Whitehurst, as my true and lawful attorneys-in-fact, either of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Resource Bankshares Corporation (the "Registrant"), to execute any and all instruments as such attorneys, or either of them, may deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form S-8 relating to the Registrant pursuant to the Virginia Bankers Association Master Defined Contribution Plan for Resource Bank, the 1993 Long-Term Incentive Plan, the 1994 Long-Term Bank Director Incentive Plan and the 1996 Long-Term Incentive Plan, and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

                  I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

                  WITNESS the execution hereof this 25th day of June, 1998.



                                                   /s/ Elizabeth A. Twohy
                                                   ----------------------
                                                   Signature